SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 14, 2003

Date of Earliest Event Reported: July 1, 2003

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands (State or Other Jurisdiction of Incorporation)	001-15473 (Commission File Number)	98-0212376 (I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, California 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) On July 1, 2003, OpenTV Corp. (“OpenTV”), consummated the transaction contemplated by the Agreement and Plan of Merger, dated as of September 26, 2002 (as amended, the “Merger Agreement”), by and among, ACTV, Inc. (“ACTV”), OpenTV and ACTV Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of OpenTV. Pursuant to the Merger Agreement, Merger Sub merged with and into ACTV, with ACTV surviving as a wholly owned subsidiary of OpenTV. In the merger, each outstanding share of ACTV common stock was converted into the right to receive 0.73333 of an OpenTV Class A ordinary share. Based on the number of shares of ACTV common stock outstanding as of July 1, 2003, OpenTV expects to issue approximately 41,648,733 OpenTV Class A ordinary shares in this transaction.

The description of the Merger Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference herein.

OpenTV filed a registration statement on Form S-4 (file no. 333-102944), as amended, registering under the Securities Act of 1933, as amended, the OpenTV Class A ordinary shares issuable in this transaction. The registration statement contains additional information about the transaction.

(b) ACTV is engaged in providing proprietary technologies, tools, and technical and creative services for interactive TV advertising, programming, and enhanced media applications. OpenTV’s present intention as a general matter is to continue to use the assets of ACTV in furtherance of this business purpose.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

As permitted by Item 7(a)(4), the financial statements required by Item 7(a) are not being filed with this Current Report on Form 8-K. OpenTV intends to file such financial statements by amendment within the 60-day period permitted by Item 7(a)(4).

(b) Pro forma financial information.

As permitted by Item 7(a)(4), the financial statements required by Item 7(b) are not being filed with this Current Report on Form 8-K. OpenTV intends to file such financial statements by amendment within the 60-day period permitted by Item 7(a)(4).

(c) The following exhibits are being incorporated by reference as exhibits to this Current Report on Form 8-K:

2.1 Agreement and Plan of Merger, dated as of September 26, 2002, by and among OpenTV Corp., ACTV Merger Sub., Inc. and ACTV, Inc. (incorporated by reference to Annex A to the Registration Statement on Form S-4 of OpenTV Corp. (File No. 102944), as filed with the Securities and Exchange Commission on February 4, 2003).

2.2 Amendment to the Agreement and Plan of Merger, dated as of February 14, 2003, by and among OpenTV Corp., ACTV Merger Sub, Inc. and ACTV, Inc. (incorporated by reference to Exhibit 2.2 to the Annual Report on Form 10-K of OpenTV Corp. for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on April 11, 2003).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2003	OPENTV CORP.

	By:	/s/ CRAIG M. WAGGY
	Name:	Craig M. Waggy
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of September 26, 2002, by and among OpenTV Corp., ACTV Merger Sub., Inc. and ACTV, Inc. (incorporated by reference to Annex A to the Registration Statement on Form S-4 of OpenTV Corp. (File No. 102944), as filed with the Securities and Exchange Commission on February 4, 2003).

2.2	Amendment to the Agreement and Plan of Merger, dated as of February 14, 2003, by and among OpenTV Corp., ACTV Merger Sub, Inc. and ACTV, Inc. (incorporated by reference to Exhibit 2.2 to the Annual Report on Form 10-K of OpenTV Corp. for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on April 11, 2003).